UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant’s telephone number, including area code)

LEXINGTON REALTY TRUST

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2021, LXP Industrial Trust (the “Trust”) changed its name from “Lexington Realty Trust” to “LXP Industrial Trust” (the “Name Change”), pursuant to the Articles of Amendment to the Amended and Restated Declaration of Trust of the Trust (the “Articles of Amendment”), which were filed with the State Department of Assessments and Taxation of Maryland, and became effective, on December 15, 2021.

Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock, and 6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share, each of the Trust, will continue to trade on the New York Stock Exchange under the ticker symbols “LXP” and “LXPPRC”, respectively. The Name Change does not affect the rights of the Trust’s security holders. Outstanding stock certificates of the Trust are not affected by the name change; they continue to be valid and need not be exchanged.

A copy of the Articles of Amendment is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On December 15, 2021, the Trust issued a press release announcing the Name Change. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
3.1	Articles of Amendment
99.1	Press Release issued December 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021	Lexington Realty Trust

	By:	/s/ Beth Boulerice
Beth Boulerice
Chief Financial Officer